Exhibit 10.4

Citibank (South Dakota), N.A.

701 East 60th Street North

Sioux Falls, SD 57117

December 30, 2008

Office Depot, Inc.

2200 Old Germantown Road

Delray Beach, Florida 33445

Attn. Senior Vice President Finance/Controller

Re:	Amended and Restated Merchant Services Agreement dated as of February 1,

2004 by and between Office Depot, Inc. and Citibank (South Dakota), N.A.

Dear Senior Vice President Finance/Controller:

Reference is made to your letter of December 28, 2008 relative to the Amended and Restated Merchant Services Agreement dated as of February 1, 2004 by and between Office Depot, Inc. (“Office Depot”) and Citibank (South Dakota), N.A. (“Citi”), as amended (the “Agreement”). Further reference is made to the Material Adverse Change in the condition of Company under the Agreement resulting from the December 15, 2008 rating downgrade of Office Depot’s senior unsecured debt by Standard & Poors (the “MAC Event”). In your letter, you requested a limited standstill of Citi’s right to terminate the Agreement and cause Office Depot to purchase the program Assets due to the MAC Event.

Based upon the commitments contained in your December 28, 2008 letter, Citi hereby agrees that it shall not, until the close of business on March 31, 2009, terminate the Agreement and require Office Depot to purchase the program Assets as a result of the MAC Event.

Office Depot, lnc.

December 30, 2008

By this letter, Citi does not waive and has not waived any default by Office Depot under the Agreement other than Citi’s limited stand still as set forth herein, and Citi expressly reserves all of our rights to take any and all actions, and exercise any and all remedies at any time under the Agreement and under applicable law except as expressly limited herein.

Very truly yours,

Citibank (South Dakota), N.A.

By:
Name:
Title:

cc:	Office Depot, Inc.

2200 Old Germantown Road

Delray Beach, Florida 33445

Attn. Sr. Manager – Customer Programs

Office Depot, Inc.

2200 Old Germantown Road

Delray Beach, Florida 33445

Attn. Office of General Counsel